                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                  FORM 8-K/A-2

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)          August 30, 1996
                                                -------------------------------




                          SOUTHERN MINERAL CORPORATION
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                                     Nevada
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


        0-8043                                           36-2068676
----------------------------                  ---------------------------------
(Commission File Number)                      (IRS Employer Identification No.)



500 Dallas Street, Suite 2800, Houston, Texas                     77002-4708
--------------------------------------------------------------------------------
   (Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code (713) 658-9444
                                                         -----------------------

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 7.    FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

    (a)    Financial Statements of Businesses Acquired.

    SMC Development, L. P. was formed on January 5, 1996, to acquire minority non-operated working interests in nineteen oil and gas properties and to drill four development wells. Three of the four development wells were successfully completed and are expected to commence production in September of 1996. Financial statements of the acquired operations are not included, since historical results of operations are not material.

    (b)    Pro Forma Financial Information.

    On August 30, 1996, the Company acquired the limited partnership interest in SMC Development, L. P. for $3,000,000. The Company previously owned a 7% general partnership interest in the partnership. The partnership's assets consisted of proved producing and proved undeveloped oil and gas properties, with most of the value related to the proved undeveloped properties that were drilled in 1996.

    The pro forma condensed combined balance sheet as of June 30, 1996, presents the acquisition of the SMC Development, L. P. properties as if it had occurred at June 30, 1996, while the condensed combined statements of earnings for the twelve months ended December 31, 1995, twelve months ended December 31, 1996, and six months ended June 30, 1996, present the transaction as if it had occurred at January 1, 1995.

    (c)    Exhibits.

    2.1 Purchase and Sale Agreement and Assignment of Partnership Interest, dated August 30, 1996, by and between Torch Energy Finance Fund Limited Partnership I and Southern Mineral Corporation.

    2.2 Agreement Regarding Dissolution of Partnerships, dated August 30, 1996, between Southern Mineral Corporation and Diasu Oil & Gas Co., Inc.

    10.1 Amendment to Credit Agreements between Southern Mineral Corporation et al and Compass Bank-Houston dated August 30, 1996.

    99     News Release of Southern Mineral Corporation dated September 3, 1996.

INDEX TO PRO FORMA FINANCIAL STATEMENTS

                                                                         Page Number
    Pro Forma Condensed Consolidated Balance Sheet as of
         June 30, 1996 (Unaudited)                                           4

    Pro Forma Condensed Consolidated Statement of
         Operations for the Twelve Months Ended
         December 31, 1995 (Unaudited)                                       5

    Pro Forma Condensed Consolidated Statement of
         Operations for the Six Months Ended
         June 30, 1996 (Unaudited)                                           6

    Pro Forma Condensed Consolidated Statement of
         Operations for the Twelve Months Ended
         December 31, 1996 (Unaudited)                                       7

    Notesto Pro Forma Condensed Consolidated Financial
         Statements for the Balance Sheet as of June 30, 1996,
         The Statement of Operations for the Twelve Months
         Ended December 31, 1995, December 31, 1996 and
         for the six months ended June 30, 1996 (Unaudited)                  8

                          SOUTHERN MINERAL CORPORATION
                        PRO FORMA CONDENSED CONSOLIDATED
                                 BALANCE SHEET
                              As of June 30, 1996
                                  (Unaudited)
                                (000's Omitted)


                                         Southern          SMC          Pro Forma Adjustments
                                          Mineral      Development,                   Note      Pro Forma
                                        Corporation        L. P.         Amount    Reference  Consolidated
                                        -----------    -----------       --------- ---------  ------------
ASSETS
Current Assets
     Cash and cash equivalents          $       200           --                   --         $       200

     Receivables                              1,562            120                                  1,682

     Other                                      108             28                  (28)(2)           108

                                        -----------    -----------       --------------       -----------
     Total Current Assets                     1,870            148                  (28)            1,990
                                        -----------    -----------       --------------       -----------

Property and Equipment, Net                  17,397          2,486                  422 (3)        20,305

Other Assets                                  1,954           --                   --               1,954
                                        -----------    -----------       --------------       -----------
                                        $    21,221    $     2,634       $          394       $    24,249
                                        ===========    ===========       ==============       ===========


LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities                     $       419    $        28                 --         $       447
     Accounts Payable
     Accrued Taxes                              226                                                   226

                                        -----------    -----------       --------------       -----------
     Total Current Liabilities                  645             28                    0               673
                                        -----------    -----------       --------------       -----------

Deferred Income Taxes                           774           --                   --                 774

Long-term debt                               12,900           --                  3,000 (2)        15,900

Stockholders' Equity
     Partnership Capital Contribution          --            2,530               (2,530)(2)             0

     Common Stock                                66           --                   --                  66

     Additional Paid in Capital               3,313           --                   --               3,313

     Retained Earnings                        3,576             76                  (76)            3,576

                                        -----------    -----------       --------------       -----------
                                              6,955          2,606               (2,606)(2)         6,955
                                        -----------    -----------       --------------       -----------

     Treasury stock                             (53)          --                   --                 (53)

                                        -----------    -----------       --------------       -----------
     Total Stockholders' Equity               6,902          2,606               (2,606)            6,902
                                        -----------    -----------       --------------       -----------

                                        $    21,221    $     2,634       $          394       $    24,249
                                        ===========    ===========       ==============       ===========

                          SOUTHERN MINERAL CORPORATION
                        PRO FORMA CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATONS
                 For the Twelve Months Ended December 31, 1995
                                  (Unaudited)
             (OOO's Omitted, except for Share and Per Share Amount)



                                                 1ST QTR 1995       STONE &                          PRO FORMA
                               SOUTHERN           DIVERSE         WEBSTER OIL         TOTAL          ADJUSTMENT
                                MINERAL          PRODUCTION          & GAS         PRIOR TO SMD
                              CORPORATION         COMPANY          OPERATIONS        PRUCHASE         AMOUNT
                             --------------    --------------    --------------   --------------   --------------
REVENUES
  Oil & Gas                  $        2,044    $          197   $        6,585   $        8,826   $            0
                             --------------    --------------   --------------   --------------   --------------

EXPENSES
  Production                            656               124            2,340            3,120

  Exploration                           221                 0              217              438

  Depletion & depreciation              792                51            1,789            2,632              469 (5)
                                                                                                             (24)(7)
  General & administrative              702                14            1,710            2,426

  Interest                                0                 0                0                0            1,363 (4)

  Other                                 117                 0                0              117
                             --------------    --------------   --------------   --------------   --------------

                                      2,488               189            6,056            8,733            1,808
                             --------------    --------------   --------------   --------------   --------------

Other income (expense)                  316                53            1,982            2,351           (1,358)(8)
                             --------------    --------------   --------------   --------------   --------------

Net income (loss) before
  income taxes                         (128)               61            2,511            2,444           (3,166)

Income tax                                9                 0              780              789             (557)(6)
                             --------------    --------------   --------------   --------------   --------------

Net income (loss)            $         (137)   $           61   $        1,731   $        1,655   $       (2,609)
                             ==============    ==============   ==============   ==============   ==============

Net income per share         $        (0.02)
                             --------------

Weighted average shares
  outstanding                         5,701
                             ==============
                                                                  PRO FORMA
                               PRO FORMA             SMC          ADJUSTMENTS            TOTAL
                             TOTAL PRIOR TO      DEVELOPMENT,                          PRO FORMA
                              SMD PURCHASE           L.P.           AMOUNT            CONSOLIDATED
                             --------------    --------------   --------------       --------------
REVENUES
  Oil & Gas                  $        8,826    $          313   $            0       $        9,139
                             --------------    --------------   --------------       --------------

EXPENSES
  Production                          3,120               110                                 3,230


  Exploration                           438                 0                                   438


  Depletion & depreciation            3,077                 0               87 (5)            3,164


  General & administrative            2,426                 0                2                2,428

  Interest                            1,363                 0              248 (4)            1,611

  Other                                 117                 0                                   117
                             --------------    --------------   --------------       --------------

                                     10,541               110              337               10,988
                             --------------    --------------   --------------       --------------

Other income (expense)                  993                 0                0                  993
                             --------------    --------------   --------------       --------------

Net income (loss) before
  income taxes                         (722)              203             (337)                (856)

Income tax                              232                 0                0                  232
                             --------------    --------------   --------------       --------------

Net income (loss)            $         (954)   $          203   $         (337)      $       (1,088)
                             ==============    ==============   ==============       ==============

Net income per share
                                                                                     $        (0.19)
                                                                                     ==============

Weighted average shares
  outstanding                                                                                 5,701
                                                                                     ==============

                          SOUTHERN MINERAL CORPORATION
                        PRO FORMA CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATONS
                     For the Six Months Ended June 30, 1996

             (OOO's Omitted, except for Share and Per Share Amount)




                                  SOUTHERN            SMC          PRO FORMA   ADJUSTMENT       TOTAL
                                   MINERAL       DEVELOPMENT,     ADJUSTMENTS     NOTE        PRO FORMA
                                 CORPORATION         L.P.           AMOUNT      REFERENCE   CONSOLIDATED
                               ----------------  --------------  ------------------------------------------
REVENUES
  Oil & Gas                             $5,210            $121             ---                      $5,331
                               ---------------   -------------   -------------             ---------------

EXPENSES
  Production                             1,163              68                                       1,231

  Exploration                               83               0                                          83

  Depletion & depreciation               1,181              33                     (5)               1,214

  General & administrative                 822               1                                         823

  Interest                                 619               0             124     (4)                 743

  Other                                    189               0                                         189
                               ---------------   -------------   -------------             ---------------

                                         4,057             102             124                       4,283
                               ---------------   -------------   -------------             ---------------

Other income (expense)                     812              29               0                         841
                               ---------------   -------------   -------------             ---------------

Net income (loss) before
  income taxes                           1,965              48            (124)                      1,889

Income tax (benefit)                       521               0             (26)    (6)                 495
                               ---------------   -------------   -------------             ---------------

Net income (loss)                       $1,444             $48            ($98)                     $1,394
                               ===============   =============   =============             ===============

Net income per share                     $0.22                                                       $0.22
                               ===============                                             ===============

Weighted average shares
  outstanding                            6,465                                                       6,465
                               ================                                            ================

                          SOUTHERN MINERAL CORPORATION
                        PRO FORMA CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATONS
                 For the Twelve Months Ended December 31, 1996

             (OOO's Omitted, except for Share and Per Share Amount)



                                                          JAN-AUG
                                    SOUTHERN                SMC               PRO FORMA    ADJUSTMENT       TOTAL
                                     MINERAL           DEVELOPMENT,          ADJUSTMENTS      NOTE        PRO FORMA
                                   CORPORATION             L.P.                AMOUNT       REFERENCE   CONSOLIDATED
                                 ----------------     ----------------     --------------------------------------------
REVENUES
  Oil & Gas                              $11,780                 $220                   $0                     $12,000
                                 ---------------      ---------------      ---------------             ---------------

EXPENSES
  Production                               2,742                   87                                            2,829

  Exploration                                865                    0                                              865

  Depletion & depreciation                 2,875                   61                          (5)               2,936

  General & administrative                 1,682                    6                                            1,688

  Interest                                 1,242                    0                  165     (4)               1,407

  Other                                        0                    0                                                0
                                 ---------------      ---------------      ---------------             ---------------

                                           9,406                  154                  165                       9,725
                                 ---------------      ---------------      ---------------             ---------------

Other income (expense)                       739                   29                    0                         768
                                 ---------------      ---------------      ---------------             ---------------

Net income (loss) before
  income taxes                             3,113                   95                 (165)                      3,043

Income tax (benefit)                         679                    0                  (26)     (6)                653
                                 ---------------      ---------------      ---------------             ---------------

Net income (loss)                         $2,434                  $95                $(139)                     $2,390
                                 ===============      ===============      ===============             ===============

Net income per share                       $0.34                                                                 $0.33
                                 ===============                                                       ===============

Weighted average shares
  outstanding                              7,215                                                                 7,215
                                 ===============                                                       ===============

                          SOUTHERN MINERAL CORPORATION
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                  (Unaudited)

Note 1: On August 30, 1996 Southern Mineral Corporation (Southern Mineral) acquired the limited partnership interest in SMC Development, L. P. for $3,000,000. Southern Mineral previously owned a 7% general partnership interest in the partnership. The partnership's assets consisted of proved producing and proved undeveloped oil and gas properties, with most of the value related to proved undeveloped properties and wells drilled in 1996, but not yet producing.

           The pro forma balance sheet presents the acquisition of the SMC Development, L. P. Limited partnership interest as if it had occurred at June 30, 1996, while the pro forma statement of operations for the twelve months ended December 31, 1995 and December 31, 1996, and for the six months ended June 30, 1996 present the transaction as if it had occurred at January 1, 1995.

           These statements should be read in conjunction with the separate financial statements and notes thereto of Southern Mineral's previously filed statements. The pro forma statement of operations is not necessarily indicative of the results of operations of the Company as it may be in the future or as if it might have been had the acquisition been effective at January 1, 1995.

           Historical amounts for the 1995 statement of operations were obtained from Diasu Oil & Gas Co., Inc., the owners of the properties prior to their purchase by SMC Development, L. P. The amounts for the six months ended June 30, 1996 and for the twelve months ended December 31, 1996 are from the partnership records.

Note 2: Reflects purchase of the limited partnership interest. Financing was obtained through additional long-term debt.

Note 3: Reflects adjustment of the Partnership's historical cost basis in assets to fair value.

Note 4: Reflects additional interest expense as a result of debt financing of the acquisition. The interest rate charged under the Company's debt financing was, at the Company's option, the bank's prime rate, floating or LIBOR rate plus two and one half percent.

Note 5: Reflects depreciation, depletion and amortization, including amount related to the increase in oil and gas property bases for the Stone & Webster and the Diverse transactions. The 1996 and 1995 depreciation, depletion and amortization (DD&A) for the SMC Development L. P. (Partnership) acquisition is based on the carrying value of the producing properties by the partnership. Partnership carrying value of proved producing properties is the same as Southern Mineral's carrying value after the acquisition, as the Partnership's book value of producing properties approximated their fair value and excess purchase price paid over the historical basis of oil and gas properties was allocated to proved non-producing properties. Accordingly, their is no pro forma adjustment to the historical 1996 DD&A amount. Since the partnership did not acquire the properties until January 1996 and no historical DD&A amounts exist for 1995, the entire DD&A 1995 amount has been shown as a pro forma adjustment for that year. 8

Note 6: Reflects reduction in income tax expense caused by reduction in pro forma earnings, computed using statement of Financial Accounting Standards No. 109. Also includes taxes on SMC Development L.P. income included in the pro forma for which no historical taxes has been recorded due to its partnership status.

Note 7:    To eliminate amortization of goodwill of purchased entities.

Note 8:    To eliminate dividend income from subsidiary.

Note 9: Diverse Production Company data is for the first quarter of 1995; the remaining nine months of 1995 is actual DPC results consolidated with Southern Mineral Corporation.

                                  SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          SOUTHERN MINERAL CORPORATION



April 3, 1997                             By:   /s/ James H Price
                                             ---------------------------
                                                James H. Price
                                                Vice President - Finance
                                                (Chief Accounting Officer)

                               INDEX TO EXHIBITS


  EXHIBIT
  NUMBER                      DESCRIPTION
  ------                      -----------
    2.1    Purchase and Sale Agreement and Assignment of Partnership Interest,
           dated August 30, 1996, by and between Torch Energy Finance Fund
           Limited Partnership I and Southern Mineral Corporation.

    2.2    Agreement Regarding Dissolution of Partnerships, dated August 30,
           1996, between Southern Mineral Corporation and Diasu Oil & Gas Co.,
           Inc.

    10.1 Amendment to Credit Agreements between Southern Mineral Corporation et al and Compass Bank-Houston dated August 30, 1996.

    99     News Release of Southern Mineral Corporation dated September 3, 1996.